Exhibit 10.45

                           STOCK PURCHASE AGREEMENT

      THIS  STOCK  PURCHASE   AGREEMENT  (this   "Agreement"),   dated  as  of
November , 2005, by and among Compliance Systems Corporation ("Purchaser") and Cary Chan ("Seller").

                                   RECITALS:

      WHEREAS, Seller is the owner of 40,000,000 shares of the issued and outstanding Common Stock, $0.001 par value per share, as set forth on Exhibit A attached hereto (the "Stock") of GSA Publications Inc., a corporation organized under the laws of Nevada (the "Company").

      WHEREAS, Seller desire to sell, and Purchaser desires to purchase, the Stock pursuant to the terms and conditions set froth in this Agreement.

      NOW, THEREFORE, for and In consideration of the foregoing premises, the promises and covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledges, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                                 SALE OF STOCK

            Section 1.1 Sale of Stock. Subject to the terms and conditions herein stated, Seller agrees to sell, assign, transfer and deliver to Purchaser on the Closing Date (as defined below), and Purchaser agrees to purchase from Seller on the Closing Date, all of the shares of Stock (the "Stock Sale"). The certificates representing ownership of the Stock shall be duly endorsed in blank, or accompanied by medallion guaranteed stock powers duly executed in blank, by the Seller.

            Section 1.2 Price. In exchange for the delivery of the Shares as set forth in Section 1.1. hereof, the Purchaser shall pay to Seller the aggregate amount of Sixty Six Thousand and Six Hundred and Sixty Six Dollars ($66,667) (the "Purchase Price Consideration") at the Closing Date.

            Section 1.3 Closing. The closing of the Stock Sale (the "Closing") shall take place on November 4, 2005, or as may be otherwise agreed to by the parties in writing, and shall take place at such place and time as the parties shall agree. Such time and date are herein referred to as the "Closing Date." In the event that the Closing does not take place by November 11, 2005, any party hereto may void this Agreement by notifying the other parties in writing. Notwithstanding the foregoing, the parties hereto shall have the right to mutually extend the Closing Date past November 11, 2005.

                                  ARTICLE II
           REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY

            The Seller and the Company, jointly and severally, represents and warrants to the Purchaser as follows:

            Section 2.1 Status of Company. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

            Section 2.2 Liabilities and Contracts. The Company has no outstanding liability or obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due). The Company is not a party to, nor are the Company's assets or securities bound or affected by, any Contract except for Contracts under which the Company has no further rights or obligations because the Contract has been fully performed or validly and irrevocably terminated.

            Section 2.3 Ownership of Stock. Seller is the lawful owners of the Stock to be sold to the Purchaser or its designees and shall be free and clear of all liens, encumbrances, restrictions and claims of every kind and character, other than any of the foregoing arising from actions by Purchaser (collectively, "Encumbrances") as of the Closing Date. The delivery to Purchaser of the Stock pursuant to the provisions of this Agreement will transfer to Purchaser valid title thereto, free and clear of any and all Encumbrances.

            Section 2.4 Authorization and Validity of Agreement. Seller has full power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform their obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and, assuming the due execution of this Agreement by Purchaser, is a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

            Section 2.5 Consents and Approvals; No Violations. The execution and delivery of this Agreement, any ancillary agreement executed by the Company or the Seller, and the consummation by the Seller of the sale of the Stock as contemplated herein and the other transactions contemplated hereby:
(a) will not violate the provisions of the Articles of Incorporation or Bylaws of the Company, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which the Seller, the Company or any subsidiary is bound or by which any of their respective properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date, and (d) will not result in a violation or breach of,


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

0conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of the Seller, the Company or any subsidiary thereof, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which the Seller, the Company or any subsidiary thereof is a party, or by which they or any of their respective properties or assets may be bound.

            Section 2.6 Capital Stock. (a) The Company is authorized to issue 75,000,000 shares of Common Stock, $0.001 par value per share, of which 50,000,000 shares are issued and outstanding as of the date hereof. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The Company is not authorized to issue any shares of Preferred Stock. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of any shares of the capital stock of the Company.

            (b) The Company is currently quoted on the Pink Sheets under the symbol "GSAP.PK" on an unsolicited basis which allows for some specific trades to be made and the Company is not aware of any issues which would affect the current status of its Common Stock. Prior to Closing, the Company intends to have a market maker submit a 15c211 application to the National Association of Securities Dealers (the "NASD") to have the Company's Common Stock approved for quotation on the Pink Sheets. The Company, its current affiliates and subsidiaries, if any, and the Sellers agrees to provide whatever assistance is necessary after the closing to have the Company's stock quoted on the Pink Sheets. Seller, Purchaser and the Company hereby acknowledge and agree that David Gonzalez, Esq. shall hold the Purchase Price Consideration in an escrow (the "Escrow") until such time as: (i) the Company's Common Stock is approved by the NASD for quotation on the Pink Sheets, (ii) there are no stop orders in effect or contemplated with respect thereto, (iii) no facts exist which may give rise to the existence of an Encumbrance against such Shares, (iv) the Company has fully complied will all applicable securities laws and regulations, and (v) the Company is not in default of any of its obligations thereunder. All other terms and conditions concerning the Escrow shall be mutually agreed upon by the Seller and the Purchaser.

            Section 2.7 Subsidiaries.  The Company has no subsidiaries.

            Section 2.8 Indebtedness. At Closing, the Company will have no Indebtedness of any kind (including contingent obligations, tax assessments and unusual forward or long-term commitments). For purposes of this Agreement, the term "Indebtedness" shall mean any obligation for payment by the Company to any third party, including without limitation, the following:
(i) any obligation owed for all or any part of the purchase price of capital assets, (ii) accounts payable included in current liabilities outstanding for more than one hundred twenty (120) days and incurred in respect of property purchased in the ordinary course of business, (iii) any obligations secured by any lien in respect of property even though the person owning the property has not assumed or become liable for the payment of such obligation, (iv) any guarantee with respect to any of the foregoing indebtedness of another person, and (v) obligations in respect of letters of credit.


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

            Section 2.9 Litigation.

            (a) There are no (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or threatened against the Company or the Seller, (ii) judgments, injunctions, writs, rulings or orders by any governmental entity against the Company or the Seller.

            (b) No current officer, director, affiliate or person known to the Seller or the Company to be the record or beneficial owner of in excess of five percent (5%) of the Company's Common Stock, or any person known to be an associate of any of the foregoing is a party adverse to the Company or Seller or has a material interest adverse to the Company or Seller in any material pending legal proceeding.

            Section 2.10 Tax Returns. The Company has filed in correct form all tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. The Company has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of Company.

            Section 2.11 Accuracy of Information. None of the representations and warranties of Seller or the Company contained herein or in the documents and information furnished by them at any time to the Purchaser, whether in connection with this Agreement, the Purchaser's due diligence examination of the Company and Seller in connection herewith, or otherwise, contain any misstatement of fact, or omits any fact necessary to make such statement, document or information not misleading.

            Section 2.12 Resignation of Officers and Directors. Effective on the Closing Date, all officers, directors and employees of the Company, if any, shall have resigned as such and the Company and its shareholders shall have appointed Dean Garfinkel as President and Director and Barry Brookstein as Secretary, Treasurer and Director of the Company.

            Section 2.13.  Commitments.  At Closing, the Company
is not obligated under any any contract, commitment, agreement or otherwise;
and

            Section 2.14 Financial Transactions.  At Closing, the
Company has not entered into any financial transaction or any other transaction except as set forth on the audited financial statements for the period ending October 31, 2005, which statements have been delivered to the Purchaser prior to the Closing.


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

                                    ARTICLE III
                 REPRESENTATIONS  AND WARRANTIES OF PURCHASER

            The Purchaser represents and warrants to the Company and Seller as follows:

            Section 3.1 Consents and Approvals; No Violations. The execution and delivery of this Agreement, any of the ancillary documents executed by Purchaser, and the consummation of the transactions contemplated hereby: (i) will not violate any statute, rule, regulation, order or decree of any public body or authority by which any Purchaser is bound or by which any of its properties or assets are bound, (ii) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority on or prior to the Closing Date, and (iii) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any Purchaser under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which Purchaser is a party, or by which it or any of its properties or assets may be bound.

            Section 3.2 Purchase for Investment. Purchaser and their assigns or designees are acquiring the Stock solely for their own account for investment purposes only and not with a view toward any resale or distribution thereof. Purchaser agrees that the Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration thereof under the Securities Act of 1933, as amended, except pursuant to an exemption therefrom, and without compliance with the securities laws of other jurisdictions, to the extent applicable. Purchaser and their assigns or designees have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of its purchase of the Stock. Purchaser confirms that the Company and Seller have made available to Purchaser the opportunity to ask questions of the officers and management employees of the Company and to acquire additional information about the business and financial condition of the Company and its subsidiaries, if any.

            Section 3.3 Available Funds. Purchaser will have on the Closing Date sufficient funds to perform all of its obligations under this Agreement, including, without limitation, to tender payment to Sellers of the Purchase Price Consideration.

            Section 3.4 Litigation. There is no action, suit or proceeding, at law or in equity by any person or any arbitration or any administrative or other proceeding before any governmental body or instrumentality or agency, pending or, to the knowledge of the Purchaser, threatened in writing, which is reasonably likely to have a material adverse effect on Purchaser's ability to consummate the Stock Sale and the other transactions contemplated by this Agreement.


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

          Section 3.5 Accuracy of Information. None of the representations and warranties of Purchaser contained herein or in the documents and information furnished by it at any time to the Seller, whether in connection with this Agreement or otherwise, contain any misstatement of fact, or omits any fact necessary to make such statement, document or information not misleading.

                                  ARTICLE IV
                              CERTAIN AGREEMENTS

            Section 4.1 Reasonable Best Efforts. Each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, but not limited to, the following: (i) obtaining of all necessary waivers, consents and approvals from governmental or regulatory agencies or authorities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain any approval or waiver from, or to avoid any action or proceeding by, any governmental agency or authority, (ii) obtaining of all necessary consents, approvals or waivers from third parties, if any, and (iii) defending of any lawsuits or any other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, seeking to have any temporary restraining order entered by any court or administrative authority vacated or reversed.

                                   ARTICLE V
                      CONDITIONS TO PURCHASER' OBLIGATIONS

      The purchase of the Stock by Purchaser on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the consummation of the Stock Sale, of the following conditions:

            Section 5.1 Truth of Representations and Warranties. The representations and warranties of Seller and the Company contained in this Agreement or in any agreement, document, exhibit or schedule delivered pursuant hereto shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

            Section 5.2 Performance of Agreements. Each and all of the agreements of the Seller and the Company to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all respects, and the Seller and the Company Purchaser shall have delivered to Purchaser a certificate, dated as of the Closing Date, to such effect.


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

            Section 5.3 No Injunction. No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

            Section 5.4 No Litigation. There shall not be any action, suit or proceeding pending or threatened that seeks to: (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof, or (ii) require the divestiture by Purchaser of shares of stock or of any business, assets or property of any of its subsidiaries or affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of Purchaser has a significant likelihood of having a material adverse effect on Purchaser.

            Section 5.5 Delivery of Books and Records. Seller shall deliver true and complete copies of all books and records of the Company, including, without limitation, minute books, certified copies of organizational documents (e.g., Articles of Incorporation, Bylaws, etc.), accountant's work papers, stock transfer books and ledgers, a certified shareholder list dated as of a date within five (5) days of the Closing Date, a current DTC report, and all other operational and administrative records.

            Section 5.6 Additional Documents. Seller will have delivered or caused the Company to deliver to Purchaser the documents set forth below in form and substance reasonably satisfactory to counsel for Purchaser, to the effect that: (i) medallion guaranteed stock powers and/or stock transfers for the Seller in a form acceptable to the transfer agent for the Company and Purchaser, and (ii) any further document as may be reasonably requested by counsel to Purchaser in order to substantiate any of the representations or warranties of the Company or the Seller set forth herein.

                                  ARTICLE VI
                      CONDITIONS TO SELLER'S OBLIGATIONS

            The sale of the Stock by the Seller on the Closing Date is conditioned upon satisfaction or waiver, at or prior to the consummation of the Stock Sale, of the following conditions:

            Section 6.1 Truth of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement or in any agreement, document, exhibit or schedule delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).


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

            Section 6.2 Performance of Agreements. Each and all of the agreements of Purchaser to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all respects, and Purchaser shall have delivered to Seller a certificate, dated as of the Closing Date, to such effect.

            Section 6.3 No Injunction. No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                                  ARTICLE VII
                 SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

            Section 7.1 Survival of Representations. The representations and warranties set forth in this Agreement shall survive for one year after the Closing Date, except that the representations and warranties set forth in
Section 2.3, 2.9 and 2.10 hereof shall survive indefinitely.

            Section 7.2 Indemnities.

            (a) The Seller hereby agrees to indemnify and hold harmless Purchaser (including its officers, directors, shareholders, employees, counsel, representatives, subsidiaries and affiliates, if any), and the Company and its subsidiaries, if any, from and against any and all damages, claims, losses and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages") actually suffered or paid by any of such persons as a result of the breach of this Agreement, including but not limited to any representation or warranty made by any Seller or the Company in this Agreement or in connection with the transactions contemplated in this Agreement. To the extent that Seller's undertakings as set forth in this
Section 7.2(a) may be unenforceable, Seller shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.

            (b) Purchaser hereby agrees to indemnify and hold harmless the Seller (including their counsel and representatives) against Damages actually suffered or paid by Seller as a result of the breach of this Agreement, including but not limited to any representation or warranty made by the
Purchaser in this Agreement or in connection with the transactions contemplated in this Agreement. To the extent that the Purchaser'
undertakings set forth in this Section 7.2(b) may be unenforceable, the Purchaser and the Company shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.


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

            (c) Any party seeking indemnification under this Article VII (an "Indemnified Party") shall give each party from whom indemnification is being sought (each, an "Indemnifying Party") notice of any matter for which such Indemnified Party is seeking indemnification, stating the amount of the Damages, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations of an Indemnifying Party under this Article VII with respect to Damages arising from any claims of any third party which are subject to the indemnification provided for in this Article VII (collectively, "Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: (i) if an Indemnified Party shall receive, after the Closing Date, initial notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within such time frame as is necessary to allow for a timely response and in any event within thirty (30) days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such timely notice shall not release the Indemnifying Party from any of its obligations under this Article VII except to the extent the Indemnifying Party is materially prejudiced by such failure; (ii) the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within thirty
(30) days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party (upon advice of counsel) for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party, provided that the Indemnified Party and such counsel shall contest such Third Party Claims in good faith; (iii) in the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party; (iv) in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party; (v) the Indemnifying Party shall not, without the written consent of the Indemnified Party, (1) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim, or (2) settle or compromise any Third Party Claim in any manner that may adversely affect the Indemnified Party; and (vi) no Third Party Claim which is being defended in good faith by the Indemnifying Party or which is being defended by the Indemnified Party as provided above in this
Section 7.2(c) shall be settled by the Indemnified Party without the written consent of the Indemnifying Party.

                                 ARTICLE VIII
                                 MISCELLANEOUS
            Section 8.1 Expenses. The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

            Section 8.2 Governing Law; Jurisdiction.

            (a) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Nevada without giving effect to the principles of conflicts of laws thereof.

            (b) Each of the parties hereto consents to the jurisdiction of the federal and state courts of the State of New York or State of Nevada in any such action or proceeding and waives any objection to venue laid therein.

            Section 8.3 Captions. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

            Section 8.4 Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed as follows:

            If to Purchaser:

            Compliance Systems Corporation
            90 Pratt Oval
            Glen Cove, New York 11542

            With a Copy to:

            Kirkpatrick & Lockhart Nicholson Graham, LLP
            201 S. Biscayne Blvd., Suit 2000
            Miami, Florida 33131
            Attention: Clayton E. Parker, Esq.

            If to  Seller:

            Cary Chan
or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopy or mailed.

            Section 8.5 Parties in Interest; Assignment. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law, except that Purchaser may assign all or any of its obligations and/or rights hereunder, or this entire Agreement, to an affiliate without the prior consent of the Seller or the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            Section 8.6 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. This Agreement may be executed using the signatures of the parties hereto transmitted via facsimile machine or other electronic means.

            Section 8.7 Entire Agreement. This Agreement, including the exhibits, schedules and other documents referred to herein which form a part hereof and ancillary documents hereto contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter other than the Confidentiality Agreement.

            Section 8.8 Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

            Section 8.9 Specific Performance. It is agreed that the rights granted to the parties hereunder are of a special and unique kind and character and that, if there is a breach by any party of any material provision of this Agreement, the other party would not have any adequate remedy at law. It is expressly agreed, therefore, that the rights of the parties hereunder may be enforced by an action for specific performance and other equitable relief without the parties posting a bond.

            Section 8.10 Further Assurances. Each of the parties hereto shall execute and deliver any and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

            Section 8.11 Waiver. The waiver by a party of a breach or threatened breach of this Agreement by the other parties shall not be construed as a waiver of any subsequent breach by such other parties.

            Section 8.12 Amendments. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is approved by the parties hereto and agreed to in writing signed by such parties.

            Section 8.13 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

            Section 8.14 Severability. If any term, condition, or provision of this Agreement shall be found to be illegal or unenforceable to any extent for any reason, such provision shall be modified or deleted so as to make the balance of this Agreement, as modified, valid and enforceable to the fullest extent permitted by applicable law.

            Section  8.15  Knowledge  of Rights and Duties.  The parties  have carefully reviewed and completely read all of the provisions of this Agreement and understand their rights, duties, obligations and responsibilities hereunder. The parties acknowledge that they enter into this Agreement of their own free will.

            Section 8.16 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision herein is validly asserted as a defense, the prevailing party shall be entitled to recover reasonable attorneys' fees, including attorneys' fees for any appeal and costs incurred in bringing such action or proceeding, in addition to any other available remedy. A party shall be deemed to have been successful if such action or claim is concluded pursuant to a court order or final judgment which is not subject to appeal, a settlement agreement or dismissal of the principal claims.

       [SIGNATURE PAGE FOLLOWS; REMAINDER OF PAGE INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Stock Purchase Agreement to be executed by their respective duly authorized representative, all as of the day and year first above written.

PURCHASER:

COMPLIANCE SYSTEMS CORPORATION

By:
    --------------------------
Print Name:
            ------------------------
Its:
     -------------------------

SELLER:

---------------------
CARY CHAN

GSA  COMMUNICATIONS,   INC.,  but
only for the  limited  purpose of
affirming   the   representations
and   warranties   set  forth  in
this agreement by the Company

By:
    --------------------------
Print Name:
            ------------------------
Its:
     -------------------------


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